Other Current Liabilities	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Other Current Liabilities
39.	Other current liabilities
The following table provides a breakdown for other current liabilities:

(Euro thousands)	At December 31,
	2021	2020
Due to employees	51,847	26,134
VAT and other taxes	28,609	19,993
Accrued expenses	15,319	19,739
Social security institutions	8,683	9,147
Deferred income	3,591	1,624
Other current liabilities	16,307	—

Total other current liabilities	124,356	76,637
Amounts due to employees include deferred compensation, accrued and untaken leave and related social contributions. At December 31, 2021, amounts due to employees also include the Zegna family’s grant of a Euro 1,500 special gift to each employee of the Zegna group, amounting to a total of Euro 10,916 thousand, as a result of the Company’s listing completed on December 20, 2021. The amount was subsequently paid to employees in February 2022. Monterubello agreed to reimburse the cost incurred by the Group as an equity contribution, which was received in February 2022.
Accrued expenses primarily include payroll accruals and rental expenses.
Other current liabilities at December 31, 2021 primarily include amounts due to the Company’s Board of Directors for board fees, contingent consideration for the acquisition of Tessitura Ubertino, and liabilities relating to customs and vouchers and other sundry amounts.